Earnings Per Share	9 Months Ended
Sep. 30, 2017
Earnings Per Share [Abstract]
Earnings Per Share

NOTE 4. Earnings Per Share

Basic earnings per share are computed by dividing income available to common stockholders by the weighted-average number of common shares outstanding. Diluted earnings per share are computed similarly to basic earnings per share, except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential additional common shares that were dilutive had been issued. Common share equivalents are excluded from the computation if their effect is anti-dilutive. The Company’s common share equivalents consist of stock options.

Common shares from the potential exercise of certain options are excluded from the computation of diluted earnings (loss) per share if their exercise prices are greater than the Company’s average stock price for the period. For both the three and nine month periods ended September 30, 2017, the number of such shares excluded was 171,000. For the three and nine month periods ended September 30, 2016, the number of such shares excluded was 182,000 and 106,000, respectively. In addition, because their effect would have been anti-dilutive, common shares from exercise of 37,000 and 112,000 in-the-money options for the three and nine month periods ended September 30, 2016, respectively, were excluded from the computation of net loss per share. No such shares were excluded for both the three and nine month periods ended September 30, 2017. As indicated in Note 16, these share disclosures have been retroactively restated for the 1-for-5 reverse stock split effected by the Company on October 10, 2017.